Net Income Per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Net Income Per Share
19.	Net Income Per Share
The following table sets forth the computation of basic and diluted income per share:
	Year Ended December 31,
	2022	2021
Numerator:
Net income and comprehensive income	$852	$5,064
Denominator:
Weighted-average common shares outstanding - basic	157,882,535	152,811,130
Stock options issued under 2020 Plan	1,267,239	56,336
Time-based RSUs	17,098	—
Weighted-average common shares outstanding - diluted	159,166,872	152,867,466

Net income per share:
Basic	$0.01	$0.03
Diluted	$0.01	$0.03
The weighted-average number of shares of common stock outstanding prior to the Business Combination have been retroactively adjusted by the Exchange Ratio to give effect to the reverse recapitalization treatment of the Business Combination.
The following table presents the potential shares that are excluded from the computation of diluted net income and comprehensive income for the periods presented because including them would have had an anti-dilutive effect:
	Year Ended December 31,
	2022	2021
Stock options issued under 2020 Plan	1,594,021	1,761,810
Time-based RSUs	4,383,256	—
Public and Private Warrants	37,360,000	—
The table above does not include shares issuable for the Executive Market Condition Awards, as the market condition criterion has not yet been achieved. Such shares are also not included in the Company’s calculation of basic or diluted net income per share.